Waddell & Reed Advisors Funds

Supplement dated November 16, 2011 to the

Waddell & Reed Advisors Funds Statement of Additional Information

dated October 31, 2011

Effective January 1, 2012, each Fund that currently imposes a redemption fee no longer will do so. Accordingly, all references in this Statement of Additional Information to redemption fees are deleted effective as of that date.

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The following is removed from the section entitled “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions — Non-fundamental Investment Restrictions — 1. “Name Rule” investments:” regarding Waddell & Reed Advisors High Income Fund on page 39 of the Waddell & Reed Advisors Funds statement of additional information:

■	High Income Fund’s net assets will be invested in bonds that are below investment grade.

The following replaces the information in the section entitled “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions — Non-fundamental Investment Restrictions — 4. Investment in debt securities:” on page 40 of the Waddell & Reed Advisors Funds statement of additional information:

Each of Accumulative Fund, Core Investment Fund, Dividend Opportunities Fund, Energy Fund, International Growth Fund, New Concepts Fund, Small Cap Fund, Tax-Managed Equity Fund, Value Fund, and Vanguard Fund does not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 10% of its total assets would consist of such investments.

Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities.

Continental Income Fund may not invest more than 20% of its total assets in non-investment grade debt securities, which may include floating rate notes or secured bank loans.

Each of Bond Fund and Science and Technology Fund may not invest in non-investment grade debt securities if, as a result of such investment, more than 20% of its total assets would consist of such investments.

Global Bond Fund may invest up to 100% of its total assets in non-investment grade debt securities.

Under normal circumstances, at least 65% of Municipal High Income Fund’s total assets will be invested in medium- and lower-quality municipal bonds, which are bonds rated BBB through D by S&P or comparably rated by another NRSRO. The Fund may invest in higher-quality municipal bonds, and have less than 65% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk and/or when, in WRIMCO’s opinion, there is a lack of medium- and lower- quality issues in which to invest.

The following language is added as a new paragraph directly before the last paragraph of the section entitled “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A Shares” on page 88 of the Waddell & Reed Advisors Funds statement of additional information:

Shareholders purchasing into accounts that owned shares of any Fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date may purchase Class A shares at NAV.

Supplement	Statement of Additional Information	1